                                                                   EXHIBIT 10.36

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT ("Security Agreement") is made this 31st day of December, 2001, by Syndicated Transportation Service Group, Inc., successor by merger of Beasley Transportation, Inc. ("Grantor"), in favor of Charles A. Beasley and Marjorie A. Beasley, as joint tenants (together, "Secured Party").

         WHEREAS, Secured Party and Grantor are, together with other parties, parties to an Agreement and Plan of Merger and Reorganization ("Merger Agreement") pursuant to which Secured Party exchanged all of the shares of the common stock of Beasley Food Service, Inc. and Beasley Transportation, Inc. for, among other considerations, a $1,266,420 promissory note (the "Promissory Note") of Syndicated Food Service International, Inc. f/k/a Floridino's International Holdings, Inc. ("SFSI"); and

         WHEREAS, pursuant to the terms of the Merger Agreement, Grantor agreed to grant to Secured Party a security interest in the Collateral (as defined below) to secure compliance with the Liabilities (as defined in Section 1 below);

         WHEREAS, capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement or in the Promissory Note;

         NOW THEREFORE, in consideration of the premises and the covenants and promises in this Security Agreement, the legal sufficiency of which the parties acknowledge, the parties agree as follows:

         1.       DEFINITIONS. As used in this Agreement:

         "COLLATERAL" means all of the Grantor's property described on Exhibit A, consisting of motor vehicles, in which a security interest and lien is granted under this Security Agreement.

         "LIABILITIES" means the obligations of SFSI under the Promissory Note.

         2.       SECURITY INTEREST IN COLLATERAL.

         As security for the prompt payment and performance of the Liabilities, Secured Party shall have, and Grantor does hereby grant to Secured Party, a security interest in the Collateral, wherever located, and all products, proceeds, including, without limitation, insurance proceeds, of the Collateral and all rights and remedies of Grantor in relation to the Collateral. Immediately upon execution of this Security Agreement, Grantor, at Grantor's expense, shall cause the Secured Party's lien against the Collateral to be reflected on each certificate of title issued for the Collateral, and upon securing the new certificates of title, as amended to reflect the liens, Grantor shall deliver all the certificates of title to Barnes & Thornburg, with address at 11 South Meridian Street, Indianapolis, IN 46204-3535 (the "Escrow Agent") who shall hold in escrow such certificates of title and (i) upon the occurrence of an Event of Default (which has not been cured within the permitted periods) deliver them to the Secured Party to be sold as per Section 4 hereof or (ii) return them to Grantor upon payment of the Promissory Note.

         3. COVENANTS OF THE GRANTOR; REPRESENTATIONS AND WARRANTIES OF THE GRANTOR.

         (a) COVENANTS. Grantor agrees to do all reasonable acts and things and deliver or cause to be delivered any other documents as Secured Party may deem necessary to establish and maintain a valid security interest in the Collateral (free of all other liens and claims) to secure the payment and performance of the Liabilities. Grantor authorizes Secured Party, at the expense of Grantor, to execute and file a financing statement or statements on its behalf in those public offices deemed advisable or necessary by Secured Party to protect the security interests of Secured Party granted in this Agreement.
If permitted by law, Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or of a financing statement may be filed as a financing statement.

         (b) NOTICE OF CHANGES. Grantor agrees to give immediate notice to Secured Party of any change in the name of Grantor or the location of its chief executive office or places where it conducts business.

         (c) REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Secured Party that the execution, delivery and performance of this Security Agreement by Grantor does not require the approval of its shareholders or any third party, and will not violate or conflict with, or result in an event of default under, (i) any law or requirement binding on Grantor, (ii) Grantor's articles of incorporation or by-laws, or (iii) any contract or agreement to which Grantor is a party.

         4. POWER TO SELL OR COLLECT COLLATERAL. Upon the occurrence of an Event of Default and at any time after the occurrence of such Event of Default (with the Event of Default not having previously been cured), Secured Party shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code including, without limitation, the right to realize on the Collateral, and for that purpose Secured Party may, so far as Grantor can give authority and take and act for Grantor in connection with the Collateral, Secured Party shall give to Grantor at least ten (10) days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, which Secured Party and Grantor agree is commercially reasonable and Grantor or its affiliates retain equitable rights of redemption and can purchase Collateral at such sale.

         5. WAIVERS AND AMENDMENT. Except as otherwise expressly set forth in this Agreement, Grantor waives demand, notice of protest, notice of acceptance of this Security Agreement, Collateral received or delivered or other action taken in reliance and all other demands and notices of any description. With respect to both Liabilities and Collateral, Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange, or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party has no duty as to the collection or protection of the Collateral, or any income from the Collateral, nor as to the preservation of rights against prior parties. Secured Party may exercise its rights with respect to Collateral without regard to other sources of reimbursement for any Liability. Secured Party shall not be deemed to have waived any of these rights upon or under Liabilities or Collateral unless the waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right operates as a waiver of that right or any other right. A waiver on any one occasion shall not be construed as a bar to the exercise of any right on any future occasion. All rights and remedies of Secured Party as to the Liabilities or Collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singly, successively or together. Secured Party may, from time to time, without notice to Grantor (a) release its security interest in any of the property securing any of the Liabilities and permit any substitution or exchange for any such property which Secured Party agrees to do upon reasonable advance notice from Grantor in connection with the replacement of property in the ordinary course of Grantor's business subject to the understanding that any replacement property will be subject to this Security Agreement; and (b) resort to the Collateral for the payment of any of the Liabilities whether or not it shall have resorted to any other property or shall have proceeded against any party primarily or secondarily liable for any of the Liabilities. Secured Party is not liable for any error or omission or delay of any kind occurring in the liquidation of any Collateral, including the settlement, collection of any Collateral or for any resulting damage, unless the error, omission or delay is adjudged to be gross negligence or willful misconduct on the part of Secured Party. This Security Agreement may be amended only by a writing duly signed by Secured Party and Grantor.

         6. EXPENSES, PROCEEDS OF COLLATERAL. Grantor shall pay to Secured Party on demand any and all expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in protecting or enforcing its rights upon or under Liabilities or the Collateral. After deducting all expenses, the residue of any proceeds of collection or sale of the Collateral shall be applied first to the payment of interest and then on principal payments on the Promissory Note, and any excess shall be returned to Grantor. To the extent Grantor makes a payment or payments to Secured Party or Secured Party enforces its security interest and lien, and the payments or the proceeds of the enforcement are set off or are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee or receiver or any other party under any Bankruptcy Law, state or federal law, common law or equitable cause, in whole or in part, then to the extent of recovery, the liability originally intended to be satisfied shall be revived and continued in full force and effect as if the payment had not been made or such enforcement or setoff had not occurred and shall be Liabilities secured by the Collateral. Secured Party may, at any time or times, pay, acquire, satisfy, or discharge any security interest, lien, encumbrance or claim asserted by any person against the Collateral, with no obligation to determine validity. All sums paid by Secured Party under the provisions of this paragraph and any existing or other charges relating thereto shall be repaid to Secured Party by Grantor on demand, and shall bear interest at the rate applicable under me Liabilities.

         7. NOTICES. All notices and other communications provided for herein shall be dated and in writing and shall be deemed to have been duly given
(x) on the date of delivery, if delivered personally or by telecopier, receipt confirmed, (y) on the second following business day, if delivered by a recognized overnight courier service, or (z) seven days after mailing, if sent by registered or certified mail, return receipt requested, postage prepaid, in each case, to the party to whom it is directed at the following address (or at such other address as any party hereto shall hereafter specify by notice in writing to the other parties hereto):

(i)      If to Secured Parties, to Charles Beasley at the following address:

         Charles A. Beasley
         5600 Nathan Way
         Bloomington, IN 47408
         Tel: 812-336-7443, ext. 201
         Fax: 812-331-6887

         with a copy to:
         Barnes & Thornburg,
         11 South Meridian Street,
         Indianapolis, IN 46204-3535
         Tel: (317) 236-1313
         Facsimile: (317) 231-7433
         Attn: John W. Boyd

(ii)     If to Grantor:

         Syndicated Transportation Service Group, Inc.
         Address: 661 Beville Road, Suite 113
                  Daytona Beach, FL 32119
         Tel:     386-767-0407
         Fax:     386-767-5055
         Attention: William C. Keeler

         with a copy to:
         Proskauer Rose LLP
         1585 Broadway,
         New York, NY 10036
         Tel: 212-969-3000
         Fax: 212-969-2900
         Attention: David W. Sloan

(iii)    If to the Escrow Agent
         Barnes & Thornburg,
         11 South Meridian Street,
         Indianapolis, IN 46204-3535
         Tel: (317) 236-1313
         Facsimile: (317) 231-7433
         Attn: John W. Boyd

         8. GENERAL. This Security Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the Indiana Uniform Commercial Code and other applicable laws of the State of Indiana, without regard to principles of conflicts of law. Whenever possible each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Grantor recognizes that Secured Party has relied on this Security Agreement in approving the Merger Agreement and agrees that such reliance by Secured Party shall be sufficient consideration for this Security Agreement. The rights and privileges of Secured Party shall inure to the benefit of its respective successors and assigns; provided that this Security Agreement can only be assigned to the assignee, if any, of the Promissory Note.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be executed by its officers duly authorized as of the date first above written.

                                              GRANTOR

                                              SYNDICATED TRANSPORTATION
                                              SERVICE GROUP, INC.
                                              (SUCCESSOR BY MERGER TO
                                              BEASLEY TRANSPORTATION, INC.)

                                              BY: /s/ William C. Keeler
                                                  ------------------------------
                                                  William C. Keeler, President

                                              SECURED PARTY

                                              By: /s/ Charles A. Beasley
                                                  ------------------------------
                                                  Charles A. Beasley

                                              By: /s/ Marjorie A. Beasley
                                                  ------------------------------
                                                  Marjorie A. Beasley

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL
                                (MOTOR VEHICLES)

12/20/2001                                                                PAGE 1

                          Beasley Transportation INC.
                    *VEHICLE/Equipment SUMMARY FILE LISTING*

                        All Vehicles Regardless of Owner

VEHICLE                              SERIAL NUMBER/   LICENCE TAG &,   CURRENT MILEAGE  MAINTENANCE
 TYPE    VEHICLE CODE  VEHICLE NAME   TITLE NUMBER   TAG EXP. / STATE    MILEAGE DATE    COAT LIFE
-------  ------------  ------------  --------------  ----------------  ---------------  -----------
Car            10        JEEP                        206628A                 60,167     $  2,537.02
                                                     01/10/2002  / IN    10/11/2001

Car             5            5                       586512L                 33,251     $    773.31
                                                     06/30/2001  / IN    12/16/2000

Other         486          486                       53G4898                      0     $      0.00
                                                     01/31/2002  / IN    07/27/2001

Other         895          895                       797435L                 62,000     $    876.75
                                                     01/31/2002  / IN    11/19/2001

Truck         100          100                       104943                 199,599     $  4,366.40
                                                     07/31/2001  / IN    11/23/2001

Truck         101          101                       104946                 335,790     $  5,736.08
                                                     07/31/2002  / IN    12/07/2001

Truck         102          102                       104934                 468,916     $  4,451.67
                                                     03/31/2001  / IN    10/17/2001

Truck         105          105                       104935                 440,135     $  3,751.91
                                                     03/31/2001  / IN    12/07/2001

Truck         106          106                       195071                 551,343     $  8,879.42
                                                     03/31/2001  / IN    08/06/2001

Truck         107          107                       28290C                 588,901     $  2,222.17
                                                     02/28/2002  / IN    10/01/2001

Truck         108          108                       28288C                  60,823     $  2,912.93
                                                     02/28/2002  / IN    12/07/2001

Truck          11           11                       104653                 279,929     $  8,486.08
                                                     03/31/2001  / IN    12/07/2001

Truck         110          110                       104952                 458,514     $  3,535.44
                                                     03/31/2001  / IN    10/26/2001

Truck          12           12                       28289C                  25,791     $  2,438.65
                                                     02/28/2002  / IN    12/03/2001

Truck          15           15                       34978V                  62,566     $    217.95
                                                     02/28/2002  / IN    12/03/2001

Truck          47           47                       195072                 424,289     $  5,075.37
                                                     03/31/2001  / IN    11/21/2001

Truck          73           73                       104947                 640,998     $  5,034.13
                                                     03/31/2001  / IN    11/05/2001

Truck          74           74                       201422                 122,802     $  3,488.37
                                                     03/31/2001  / In    12/05/2001

Truck          75           75                       198936                 171,105     $  1,945.09
                                                     03/31/2001  / IN    12/05/2001

Truck          76           76                       104951                 388,828     $  8,163.93
                                                     03/31/2002  / IN    11/09/2001

Truck          77           77                       104949                 508,286     $  4,100.63
                                                     03/31/2001  / IN    12/08/2001

Truck          78           78                       104941                 446,585     $ 14,305.31
                                                     03/31/2001  / IN    11/09/2001

Truck          85           85                       104937                 655,600     $  2,763.25
                                                     03/31/2001  / IN    12/06/2001

Truck          86           86                       104959                 576,596     $  3,114.94
                                                     03/31/2002  / IN    04/24/1998

12/10/2001                                                                PAGE 2

Truck          87           87                       104948                 596,456     $  6,553.95
                                                     03/31/2001  / IN    10/16/2001

Truck          88           88                       104936                 368,940     $  4,045.77
                                                     03/31/2001  / IN    10/07/2001

Truck          89           89                       104940                 565,528     $ 17,837.43
                                                     03/31/2001  / IN    12/07/2001

Truck          91           91                       104938                 328,564     $  4,795.34
                                                     03/31/2001  / IN    08/10/2001

Truck          94           94                       104939                 499,329     $  3,811.41
                                                     03/31/2001  / IN    09/18/2001

Truck          96           96                                              222,732     $    850.75
                                                     03/30/2002  / IN    12/02/2001

Truck          97           97                       104944               1,119,867     $  1,317.52
                                                     03/31/2001  / IN    08/10/2001

Truck          98           98                       104945               1,194,040     $  1,554.87
                                                     03/31/2001  / IN    12/06/2001

Trailer       103          103                       535279                   9,019     $  9,002.54
                                                     02/28/2000  / IN    09/03/1998

Trailer       104          104                       536278                       0     $  3,942.94
                                                     02/28/2000  / IN    07/11/1996

Trailer       109          109                                                    0     $  4,123.94
                                                                   IN

Trailer       112          112                                                    0     $ 18,434.00
                                                     01/01/2000  / IN    07/20/1999

Trailer       701          701                       536304                       0     $ 19,116.64
                                                     10/30/1999  / IN    10/30/1998

Trailer       702          702                       669                          0     $ 13,235.91
                                                     02/28/2000  / IN    02/21/1996

Trailer       703          703                       536270                 107,307     $  8,056.30
                                                     02/28/2000  / IN    11/26/1996

Trailer       704          704                       3621                         0     $ 10,085.07
                                                     02/28/2000  / IN    01/29/1996

Van           029          029                       5364899                      0     $      0.00
                                                     01/31/2002  / IN    07/31/2001
                            81
Van           073          073                       209569A                204,651     $     53.20
                                                     01/31/2000  / IN    05/25/2001

Van           158          158                                               75,000     $    125.00
                                                     03/31/2002  / IN    06/28/2001

Van           481          481                                                    0     $      0.00
                                                                   IN

Van           577          577                                                    0     $      0.00
                                                                   IN

Van           826          826                                                    0     $     23.90
                                                                   IN

Van            92           92                                              105,184     $    175.26
                                                                         07/24/2001